UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2018 (November 15, 2018)

Boxwood Merger Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38745 (Commission File Number)	83-0808563 (I.R.S. Employer Identification Number)
1112 Montana Avenue, Suite 901, Santa Monica, CA (Address of principal executive offices)		90403 (Zip code)
(310) 801-5786 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On November 20, 2018, simultaneously with the consummation of the initial public offering (the “IPO”) of units (“Units”) of Boxwood Merger Corp. (the “Company”), the Company consummated the private placement (the “Private Placement”) of an aggregate of 250,000 units (the “Private Units”) at a price of $10.00 per Private Unit and 3,500,000 warrants (the “Private Warrants”) at a price of $1.00 per warrant, generating total gross proceeds of $6,000,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”). In the Private Placement, Boxwood Sponsor LLC (the “Sponsor”) purchased 250,000 Private Units and 3,500,000 Private Warrants. The Private Units are substantially similar to the Units, and the Private Warrants are substantially similar to the warrants underlying the Units, except that if held by the Sponsor or its permitted assigns, the Private Warrants and the warrants underlying the Private Units (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) with respect to Private Warrants held by an affiliate of Macquarie Capital (USA) Inc., will not be exercisable more than five years after the Effective Date (as defined below). If the Private Warrants or warrants underlying the Private Units are held by holders other than the Sponsor or its permitted transferees, then such warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO. In addition, the Private Units and the Private Warrants (and the securities underlying the Private Units and Private Warrants) will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 15, 2018, the following individuals were appointed to the board of directors of the Company: Joseph E. Reece, Richard A. Gadbois, Alan P. Krusi and Daniel E. Esters. Additionally, effective as of November 15, 2018, Duncan Murdoch was appointed to serve as the Company’s Chief Investment Officer, David Lee was appointed to serve as the Company’s General Counsel and Daniel E. Esters was appointed to serve as the Company’s Chief Financial Officer. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement (as defined in Item 8.01 below) and is incorporated by reference herein.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2018, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of up to 250,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), 50,000,000 shares of Class F common stock, par value $0.0001 per share, and up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement (as defined in Item 8.01 below) and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On November 20, 2018, the Company completed its IPO of 20,000,000 Units. Each Unit consists of one share of Class A Common Stock and one redeemable warrant. Each warrant entitles the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Company completed its IPO pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-228018) (the “Registration Statement”). The Registration Statement was declared effective by the U.S. Securities and Exchange Commission on November 15, 2018 (the “Effective Date”).

In connection with the effectiveness of the Registration Statement and the closing of the IPO, the Company entered into the following agreements:

●	An Underwriting Agreement, dated November 15, 2018, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Macquarie Capital (USA) Inc., as representatives of the several underwriters;

●	A Warrant Agreement, dated November 15, 2018, between the Company and Continental Stock Transfer & Trust Company (“Continental”);

●	A Letter Agreement, dated November 15, 2018, among the Company, the Sponsor, and each of the officers and directors of the Company;

●	An Investment Management Trust Agreement, dated November 15, 2018, between the Company and Continental;

●	A Registration Rights Agreement, dated November 15, 2018, among the Company, the Sponsor and the initial stockholders party thereto;

●	A Securities Purchase Agreement, dated November 15, 2018, between the Company and the Sponsor;

●	An Expense Advancement Agreement, dated November 15, 2018, between the Company and the Sponsor;

●	A Letter Agreement, dated November 15, 2018, between the Company and Macquarie Capital (USA) Inc.; and

●	A Letter Agreement, dated November 15, 2018, among the Company, MIHI LLC and Boxwood Management Company, LLC.

A total of $200,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at Morgan Stanley & Co. LLC (the “Trust Account”), with Continental acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released from the Trust Account until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares in connection with a stockholder vote to amend any provisions of the Certificate of Incorporation relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of 100% of the Company’s public shares if the Company is unable to complete an initial business combination within 24 months from the closing of its IPO.

In connection with the IPO, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 15, 2018, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Macquarie Capital (USA) Inc., as representatives of the several underwriters
3.1	Amended and Restated Certificate of Incorporation of the Company
3.2	Amended and Restated Bylaws
4.1	Warrant Agreement, dated November 15, 2018, between the Company and Continental Stock Transfer & Trust Company
10.1	Letter Agreement, dated November 15, 2018, among the Company, Boxwood Sponsor, LLC, and each of the officers and directors of the Company
10.2	Investment Management Trust Agreement, dated November 15, 2018, between the Company and Continental Stock Transfer & Trust Company
10.3	Registration Rights Agreement, dated November 15, 2018, among the Company, Boxwood Sponsor, LLC and the initial stockholders party thereto
10.4	Securities Purchase Agreement, dated November 15, 2018, between the Company and Boxwood Sponsor, LLC
10.5	Expense Advancement Agreement, dated November 15, 2018, between the Company and Boxwood Sponsor, LLC
10.6	Letter Agreement, dated November 15, 2018, between the Company and Macquarie Capital (USA) Inc.
10.7	Letter Agreement, dated November 15, 2018, among the Company, MIHI LLC and Boxwood Management Company, LLC
99.1	Press release, dated November 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BOXWOOD MERGER Corp.
By:	/s/ Stephen M. Kadenacy
Name: Stephen M. Kadenacy Title: Chief Executive Officer

Date: November 21, 2018